                                                                   EXHIBIT 4.1


      COMMON STOCK                      INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE                     COMMON STOCK

        NUMBER                                                                                                      SHARES
                                                        [BROADCAST.COM LOGO]
         C
                                                         BROADCAST.COM INC.

THIS CERTIFICATE IS TRANSFERABLE IN                                                                               CUSIP 111310 10 8
NEW YORK, NY OR RIDGEFIELD PARK, NJ                                                                                SEE REVERSE FOR
                                                                                                                   CERTAIN LEGENDS



This Certifies that





is the owner of


                           FULLY PAID AND NON-ASSESSABLE SHARES, OF THE COMMON STOCK $.01 PAR VALUE EACH, OF



broadcast.com inc. (hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment.
This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and Bylaws of the Corporation and all amendments thereof, to all of which the holder by the acceptance hereof consents. This Certificate is not valid until countersigned and registered by the Transfer Agent and the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/ Mark Cuban                                                                      /s/ Todd Wagner


        President and                                                                 Chief Executive Officer,
Chairman of the Board                                                 Secretary and Vice Chairman of the Board

                                                       [SEAL]



                                   COUNTERSIGNED AND REGISTERED:
                                             CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                                  TRANSFER AGENT AND REGISTRAR




                                   BY



                                                                      AUTHORIZED SIGNATURE

                               broadcast.com inc.



     There is on file at the offices of the Secretary of State of the State of Delaware a full statement of the powers, designations, preferences, and relative participating, optional, and other special rights, qualifications, limitations, and restrictions of each class of stock of the Corporation contained in the Certificate of Incorporation of the Corporation. The
Corporation will furnish a copy of such statement to any stockholder without charge upon written request to the Corporation at its principal corporate offices, or at its registered office on file with the Secretary of State of the State of Delaware.

     The Board of Directors of the Corporation may require the owner of a lost or destroyed stock certificate, or his legal representative, to give the Corporation a bond to indemnify it and its transfer agent and registrar against any claim that may be made against them on account of the alleged loss or destruction of any such certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:



                                                                      UNIF GIFT MIN ACT --        Custodian
TEN COM -- as tenants in common                                                           --------         -----------
TEN ENT -- as tenants by the entireties                                                    (Cust)            (Minor)
JT TEN  -- as joint tenants with right                                                    under Uniform Gifts to Minors
           of survivorship and not as                                                     Act
           tenants in common                                                                 --------------------------
                                                                                                      (State)

     Additional abbreviations may also be used though not in the above list.

     For value received,___________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_______________________

                                            X __________________________________
                     NOTICE:                             (SIGNATURE)
               THE SIGNATURE(S) TO
               THIS ASSIGNMENT MUST
               CORRESPOND WITH THE
               NAME(S) AS WRITTEN
               UPON THE FACE OF THE
               CERTIFICATE IN EVERY
               PARTICULAR WITHOUT
               ALTERATION OR ENLARGE-       X __________________________________
               MENT OR ANY CHANGE                         (SIGNATURE)
               WHATEVER.
                                            THE SIGNATURE(S) MUST BE GUARANTEED
                                            BY AN ELIGIBLE GUARANTOR INSTITUTION
                                            (BANKS, STOCKBROKERS, SAVINGS AND
                                            LOAN ASSOCIATIONS AND CREDIT UNIONS
                                            WITH MEMBERSHIP IN AN APPROVED
                                            SIGNATURE GUARANTEE MEDALLION
                                            PROGRAM), PURSUANT TO S.E.C. RULE
                                            17Ad-15.
                                            ------------------------------------
                                            SIGNATURE(S) GUARANTEED BY: